UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported): August 25, 2006



                      VIRTUALHEALTH TECHNOLOGIES, INC.
             -----------------------------------------------------
             (exact name of registrant as specified in its charter)




           Delaware                     000-17520                75-227-6137
- ----------------------------     ------------------     ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)


325 W. Main Street, Suite 240
Lexington, Kentucky                                               40507
- ----------------------------------------                ----------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (859) 455-9255


                      EQUITY TECHNOLOGIES & RESOURCES, INC.
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)



-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On June 15, 2006, the Company entered into a letter of intent with H.E.B. LLC, a Nevada corporation, hereafter "HEB," and MB Holding Corporation, a Nevada corporation and wholly owned subsidiary of HEB, hereafter "MBH," pursuant to which the Company would acquire MBH in exchange for shares of the Company's common stock. MBH is the sole member of VPS Holding, LLC, a Kentucky limited liability company, hereafter "VPSH", and Envoii Healthcare, LLC, a Nevada limited liability company, hereafter "Envoii." VPSH and Envoii developed and own certain technologies and led a consortium to conduct the first prescription drug monitoring pilot project in real time in the United States. Under the Stock Exchange Agreement, HEB is to receive 34,000,000 post split shares of the Company's common stock in exchange for all of the issued and outstanding shares of MBH.

     On July 20, 2006, the Company entered into a Stock Exchange Agreement with HEB and MBH incorporating the terms of the letter of intent (the "Stock Exchange Agreement"). The Stock Exchange Agreement was authorized and approved by the Company's board of directors by written consent dated July 20, 2006. The stock exchange transaction is subject to several conditions, including:

     * The cancellation of all of the Company's outstanding Class B Common Stock, par value $.01 per share ("Class B Common Stock");

     *    The adoption and approval of the Reverse Stock Split;

     *    The adoption and approval of the Amended and Restated Certificate; and

     * The agreement of the holders of approximately $2,600,000 of the Company's outstanding debt to exchange such debt for 2,600,000 post split shares of the Company's common stock.

     Mr. Scott Haire owns 90% of the membership interest in HEB and as manager, has voting control of HEB. Mr. Haire is also the sole member and the manager of MLH Investments LLC, a Nevada limited liability company, hereafter "MLH". On April 14, 2006, the Company, Mr. James K. Millard, our President and Chief Executive Officer, Mr. James Arch and MLH entered into a stock purchase agreement pursuant to which MLH acquired from the Company 156,196,406 newly issued shares of our Class A Common Stock for $15,619.64 and acquired from Mr. Arch all of our issued and outstanding shares of Class B Common Stock for $100. As a result of this transaction, Mr. Haire obtained effective voting control over a majority of the Company's outstanding voting securities.

     On July 20, 2006, pursuant to the terms of a Stock Cancellation Agreement between the Company and MLH, all of the issued and outstanding shares of Class B Common Stock were cancelled.

     On July 21, 2006, pursuant to debt exchange agreements, the holders of approximately $2,600,000 of the Company's outstanding debt agreed to exchange such debt for 2,600,000 post split shares of common stock, subject to the consummation of the Stock Exchange Agreement between the Company and HEB.

     The closing of transactions under the Stock Exchange Agreement were consummated, effective Friday August 25, 2006.



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



     The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to the Company's Current Report on Form 8-K filed with the Commission on July 25, 2006 for a more complete understanding of the transaction


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     Effective August 25, 2006, pursuant to the terms of the Stock Exchange Agreement, the Company issued and sold 34,000,000 post split shares of its common stock in exchange for 1,000 shares of MBH. In connection with the consummation of the Stock Exchange Agreement, the Company also, pursuant to the terms of the debt exchange agreements described above, exchanged approximately $2,600,000 of its outstanding debt for 2,600,000 shares of post split common stock.


ITEM 5.01  CHANGES IN CONTROL OF THE REGISTRANT

     As a result of the consummation of the transactions under the Stock Exchange Agreement, HEB has obtained control of a majority of the Company's outstanding voting securities. Please see Item 1.01 for a description of the Stock Exchange Agreement and related transactions.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     In connection with the consummation of the transactions under Stock Exchange Agreement, Mr. Scott A. Haire and Ms. Deborah Jenkins were appointed to the Company's Board of Directors and Messrs James Arch and James Millard, the current members of the Company's Board of Directors, resigned. Mr. Haire was also appointed Chairman of the Board and Chief Executive Officer by the new members of the Company's Board of Directors.

     Scott A. Haire is Chairman of the Board, Chief Executive Officer and President of MB Software Corporation, a company focused on developing and marketing products for the advanced wound care market. MB Software shares are traded on the OTC. Previously, Mr. Haire was president of Preferred Payment Systems, a company specializing in electronic claims and insurance system related projects. Mr. Haire earned a BS in Accounting from the University of Kentucky in 1987, where he was recognized as Academic All-Southeastern Conference for Football.

     Deborah  Jenkins,  Board of  Directors:  Is  Managing  Member of  Cognitive
Communications, LLC, a Business Consulting company; is President and Founding Member of RetroMedx, LLC a skin care and personal care products company. She has served as Special Consultant to Health Office India for strategy, development and operations assistance for work with US clients in medical transcription and coding services. Prior to serving in these capacities, she was President of pH Solutions, Ltd, the patent licensee of "safe acids" used in cosmetics, water purification, agriculture, pharmaceutical and many other industries. She has served on many national and international trade association's boards including the Intel Internet Health Board of Advisors, the American National Standards




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



Institute Health Informatics Standards Board - representing HIBCC (ANSI HISB and the American Society for Automation in Pharmacy (ASAP) where she also served as President and Secretary of the Board. Ms. Jenkins earned a BA degree in English-Minor Journalism from Texas Christian University in 1980.


ITEM 8.01 OTHER EVENTS

     The Company's name change to VirtualHealth Technologies, Inc., became effective on August 24, 2006 with the filing of an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The Company's previously announced 1-for-100 stock split will become effective on August 31, 2006.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     No financial statements are filed herewith. The Company will file financial statements by amendment hereto not later than 71 days after the date that this Current Report on Form 8-K must be filed.

     (b) Pro forma financial information.

     No pro forma financial statements are filed herewith. The Company will file pro forma financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

     (d) Exhibits.

Exhibit
No.        Description
-------   --------------------------------

10.20 Stock Exchange Agreement dated July 20, 2006 between Equity Technologies & Resources, Inc., MB Holding Corporation, and H.E.B., LLC. (Incorporated by reference to Exhibit 10.20 to the Company's Current Report on Form 8-K file with the Commission on July 25, 2006).

10.21 This Stock Cancellation Agreement (Class B Common Stock) dated July 20, 2006 between Equity Technologies & Resources, Inc., and MLH INVESTMENTS, LLC (Incorporated by reference to Exhibit 10.21 to the Company's Current Report on Form 8-K file with the Commission on July 25, 2006)

10.22 Form of Debt Exchange Agreement between Equity Technologies & Resources, Inc., and Holder. (Incorporated by reference to Exhibit
          10.22 to the Company's Current Report on Form 8-K file with the Commission on July 25, 2006)



                                   SIGNATURES

PURSUANT to the requirements of the Securities Exchange Act, the registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      VIRTUAL TECHNOLOGIES, INC.

DATE: August 30, 2006       /s/ Scott A. Haire
                           ------------------------------------
                           Scott A. Haire,
                           Chairman & Chief Executive Officer



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